Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Ariel MidCap Value Portfolio

Maxim Ariel Small-Cap Value Portfolio

Maxim Bernstein International Equity Portfolio

Supplement dated June 26, 2008 to

Prospectus and Statement of Additional Information dated May 1, 2008

Alliance Capital Management L.P. underwent a re-branding and changed its name to AllianceBernstein L.P. As a result, all references in the Prospectus and Statement of Additional Information to “Alliance Capital Management L.P.” are deleted and revised to read “AllianceBernstein L.P.”

Ariel Capital Management, LLC underwent a re-branding and changed its name to Ariel Investments, LLC. As a result, all references in the Prospectus and Statement of Additional Information to “Ariel Capital Management, LLC” are deleted and revised to read “Ariel Investments, LLC.”

The references to “January 31, 2007” in the sections entitled “Other Accounts Managed” and “Compensation” for Janus Capital Management, LLC on page 54 of the Statement of Additional Information are deleted and revised to read “January 31, 2008.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, dated May 1, 2008, and should be retained for future reference.